                                                                      Exhibit 24


                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign Williams' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1993, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 24th day of March, 1994.


           /s/ KEITH E. BAILEY                   /s/ JACK D. MCCARTHY
           -------------------                   --------------------
             Keith E. Bailey                       Jack D. McCarthy
              President and                      Senior Vice President
         Chief Executive Officer                 (Principal Financial
      (Principal Executive Officer)             and Accounting Officer)



          /s/ HAROLD W. ANDERSEN                  /s/ RALPH E. BAILEY
          ----------------------                  -------------------
            Harold W. Andersen                      Ralph E. Bailey
                 Director                              Director

             /s/ GLENN A. COX                     /s/ THOMAS H. CRUIKSHANK
             -----------------                    ------------------------
                Glenn A. Cox                        Thomas H. Cruikshank
                  Director                                Director



          /s/ ROBERT J. LAFORTUNE                    /s/ JAMES C. LEWIS
          -----------------------                    ------------------
            Robert J. LaFortune                        James C. Lewis
                  Director                                Director



           /s/ JAMES A. MCCLURE                      /s/ PETER C. MEINIG
           ---------------------                     -------------------
              James A. McClure                         Peter C. Meinig
                  Director                                Director



           /s/ JOSEPH W. MORRIS                        /s/ KAY A. ORR
           ---------------------                       --------------
              Joseph W. Morris                           Kay A. Orr
                  Director                                Director



           /s/ GORDON R. PARKER                  /s/ DAVID R. WILLIAMS, JR.
           ---------------------                 -------------------------
              Gordon R. Parker                     David R. Williams, Jr.
                  Director                                Director



           /s/ JOHN H. WILLIAMS                    /s/ JOSEPH H. WILLIAMS
           ---------------------                   ----------------------
              John H. Williams                       Joseph H. Williams
                  Director                                Director



                                                  THE WILLIAMS COMPANIES, INC.



                                                  By /s/ J. FURMAN LEWIS
                                                     -------------------
                                                       J. Furman Lewis
                                                    Senior Vice President

ATTEST:


        /s/ DAVID M. HIGBEE
        -------------------
          David M. Higbee
             Secretary
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                                             (THE WILLIAMS COMPANIES, INC. LOGO)


         I, the undersigned, David M. Higbee, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on March 24, 1994, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

                 RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.

         I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC. this 24th day of March, 1994.



                                                 /s/ DAVID M. HIGBEE
                                                 -------------------
                                                   David M. Higbee
                                                      Secretary

(CORPORATE SEAL)





          One Williams Center - P. 0. Box 2400 - Tulsa, Oklahoma 74102